JOINDER AGREEMENT
February 1, 2020
Reference is made to the Senior Secured Revolving Credit Agreement dated as of May 2, 2018 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) among PBF Holding Company LLC, a Delaware limited liability company (“Holdings”), Delaware City Refining Company LLC, a Delaware limited liability company (“Delaware City”), Paulsboro Refining Company LLC, a Delaware limited liability company (“Paulsboro”), Toledo Refining Company LLC, a Delaware limited liability company (“Toledo”), Chalmette Refining, L.L.C., a Delaware limited liability company (“Chalmette”), and Torrance Refining Company LLC, a Delaware limited liability company (“Torrance” and together with Holdings, Delaware City, Paulsboro, Toledo and Chalmette, “Borrowers” and each individually, a “Borrower”), the Subsidiary Guarantors (such term and each other capitalized term used but not defined herein having the meaning given it in Article I of the Credit Agreement), the Lenders, Bank of America, N.A., as an Issuing Bank, Administrative Agent (in such capacity, the “Administrative Agent”), Collateral Agent (in such capacity, the “Collateral Agent”), and as Swingline Lender (in such capacity, the “Swingline Lender”), Merrill Lynch, Pierce, Fenner & Smith Incorporated, ABN AMRO Capital USA LLC, BNP Paribas, Citibank, N.A., Credit Agricole Corporate and Investment Bank, Deutsche Bank Trust Company Americas, MUFG Bank, Ltd., Natixis, New York Branch, Royal Bank of Canada and Wells Fargo Bank, National Association, as the Joint Lead Arrangers and Joint Bookrunners (in such capacity, the “Joint Lead Arrangers”) and as the Co-Syndication Agents (in such capacity, the “Co-Syndication Agents”), and Barclays Bank PLC, Societe Generale, SunTrust Bank, Regions Bank and Sumitomo Mitsui Banking Corporation as the Co-Documentation Agents (in such capacity, the “Co-Documentation Agents”).
W I T N E S S E T H:
WHEREAS, the Subsidiary Guarantors, Borrowers and Holdings have entered into the Credit Agreement and the Security Agreement in order to induce the Lenders to make the Loans and the Issuing Bank to issue Letters of Credit to or for the benefit of Borrowers;
WHEREAS, pursuant to Section 5.10(b) of the Credit Agreement, each Subsidiary, other than an Excluded Subsidiary or Immaterial Subsidiary, that is an Eligible Subsidiary is required to become a Subsidiary Guarantor under the Credit Agreement by executing a Joinder Agreement. Each undersigned Subsidiary (the “New Subsidiary Guarantors”) is executing this joinder agreement (“Joinder Agreement”) to the Credit Agreement in order to induce the Lenders to make additional Revolving Loans and the Issuing Bank to issue Letters of Credit and as consideration for the Loans previously made and Letters of Credit previously issued.
NOW, THEREFORE, the Administrative Agent, Collateral Agent and the New Subsidiary Guarantors hereby agree as follows:
1. Guarantee. In accordance with Section 5.10(b) of the Credit Agreement, each New Subsidiary Guarantor by its signature below becomes a Subsidiary Guarantor under the Credit Agreement with the same force and effect as if originally named therein as a Subsidiary Guarantor.

LEGAL_US_E # 146649710.2

2. Representations and Warranties. Each New Subsidiary Guarantor hereby (a) agrees to all the terms and provisions of the Credit Agreement applicable to it as a Subsidiary Guarantor thereunder and (b) represents and warrants that the representations and warranties made by it as a Subsidiary Guarantor thereunder are true and correct in all material respects (except that any representation and warranty that is qualified as to “materiality” or “Material Adverse Effect” shall be true and correct in all respects) on and as of the date hereof. Each reference to a Subsidiary Guarantor in the Credit Agreement shall be deemed to include the New Subsidiary Guarantors. The New Subsidiary Guarantors hereby attach supplements to each of the schedules to the Credit Agreement applicable to them.
3. Severability. Any provision of this Joinder Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
4. Counterparts. This Joinder Agreement may be executed in counterparts, each of which shall constitute an original. Delivery of an executed signature page to this Joinder Agreement by facsimile transmission shall be as effective as delivery of a manually executed counterpart of this Joinder Agreement.
5. No Waiver. Except as expressly supplemented hereby, the Credit Agreement shall remain in full force and effect.
6. Notices. All notices, requests and demands to or upon any New Subsidiary Guarantor, any Agent or any Lender shall be governed by the terms of Section 10.01 of the Credit Agreement.
7. Governing Law. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.
[Signature Pages Follow]

LEGAL_US_E # 146649710.2

IN WITNESS WHEREOF, the undersigned have caused this Joinder Agreement to be duly executed and delivered by their duly authorized officers as of the day and year first above written.
Martinez Refining Company LLC
By:/s/ Erik Young
Name: Erik Young
Title: Chief Financial Officer

Address for Notices:
1 SylvanWay, 2nd Floor
Parsippany, NJ 07054-3887

Martinez Terminal Company LLC
By:/s/ Erik Young
Name: Erik Young
Title: Chief Financial Officer

Address for Notices:
1 SylvanWay, 2nd Floor
Parsippany, NJ 07054-3887

             Bank of America, N.A., as
Administrative Agent

By: /s/ Williams J. Wilson
Name: Williams J. Wilson
Title: Sr. Vice President

LEGAL_US_E # 146649710.2

SUPPLEMENTAL SCHEDULES TO
SENIOR SECURED REVOLVING CREDIT AGREEMENT
dated as of February 1, 2020
among
PBF HOLDING COMPANY LLC,
DELAWARE CITY REFINING COMPANY LLC,
PAULSBORO REFINING COMPANY LLC,
TOLEDO REFINING COMPANY LLC,
CHALMETTE REFINING, L.L.C., and
TORRANCE REFINING COMPANY LLC
as Borrowers,
and
THE OTHER LOAN PARTIES PARTY HERETO,
as Loan Parties,

THE LENDERS PARTY HERETO,
BANK OF AMERICA, N.A.,
as Administrative Agent, Collateral Agent, and as Swingline Lender,

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED,
ABN AMRO CAPITAL USA LLC,
BNP PARIBAS,
CITIBANK, N.A.,
CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK,
DEUTSCHE BANK TRUST COMPANY AMERICAS,
MUFG BANK, LTD.,
NATIXIS, NEW YORK BRANCH,
ROYAL BANK OF CANADA, and
WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Joint Lead Arrangers, Joint Bookrunners and Co-Syndication Agents,

and

BARCLAYS BANK PLC,
SOCIETE GENERALE,
SUNTRUST BANK,
REGIONS BANK, and
SUMITOMO MITSUI BANKING CORPORATION,
as a Co-Documentation Agents

Schedule 1.01(c)
MLP DROP DOWN AND RAILCAR ASSETS
MLP Dropdown Assets
The following property, including without limitation, Equipment and Real Property located thereon and/or related thereto, including any and all expansions or replacements thereof, additions thereto and improvements thereon:
Martinez Wharf
Renewable Diesel Project
Martinez Truck Rack
Martinez Storage Facility

Schedule 1.01(e)

EXISTING LETTERS OF CREDIT

Issuing Bank	Letter of Credit Number	Outstanding Balance	Beneficiary
N/A

Schedule 2.22

BLOCKED ACCOUNTS

BANK	Account Name	Type of Account	Account Number

Schedule 3.03
GOVERNMENTAL APPROVALS; COMPLIANCE WITH LAWS

None.

Schedule 3.08
LITIGATION
None other than as disclosed in Holdings’ periodic filings with the U.S. Securities and Exchange Commission.

Schedule 3.18
ENVIRONMENTAL MATTERS

None other than as disclosed in Holdings’ periodic filings with the U.S. Securities and Exchange Commission.

Schedule 3.19

INSURANCE
Holdings’ policies apply.

Schedule 3.22
MATERIAL INVENTORY

The following sets forth each location where the aggregate value of the Hydrocarbon Inventory at such location exceeded $15,000,000 as of the Effective Date:

N/A

Location	Company	Address

Pipeline Location	Company	Address

Terminal Location	Company	Address

Schedule 5.01
INTERNET OR WEBSITE ADDRESS
www.pbfenergy.com

Schedule 6.0l(b)
EXISTING INDEBTEDNESS
1. None.

Schedule 6.0l(e)
EXISTING RAILCAR FINANCINGS
1.None.

Schedule 6.02(c)
EXISTING LIENS

No.	Debtor	Secured Party	Jurisdiction and File Number	Collateral Description
1	N/A

Schedule 6.04(b)
EXISTING INVESTMENTS
1.None.

Schedule 6.08
TRANSACTIONS WITH AFFILIATES
1.None.